PRUDENTIAL INVESTMENT PORTFOLIOS 18

PGIM Jennison MLP Fund (the “Fund”)

Supplement dated September 19, 2024, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

Important Notice Regarding Changes to the Fund’s Name, Principal Investment Strategy, and

Related Changes

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectuses and SAI.

The Board of Trustees of Prudential Investment Portfolios 18 has approved: (i) changing the Fund’s name to PGIM Jennison Energy Infrastructure Fund; (ii) modifications of the Fund’s principal investment strategy, including its 80% investment policy, and (iii) changes to the Fund’s primary benchmark. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C” corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2024 through November 30, 2025. In addition, the Fund’s manager has agreed to extend the current contractual expense limitation applicable to each share class of the Fund through to March 31, 2026. In connection with the transition, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s current year distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain master limited partnerships (“MLPs”) may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund and potential taxable distributions to shareholders. As described in more detail below, the Fund will need to distribute the accumulated earnings and profits generated as a “C” corporation, including the earnings and profits generated as a result of a deemed sale election, to investors in the first taxable year that the Fund is treated as regulated investment company. This distribution is expected to primarily be treated as qualified dividend income, which for non-corporate shareholders is taxed at preferential rates.

The following changes will take effect on December 1, 2024:

Summary Prospectus and Prospectus Changes

1.The Fund’s name is changed to PGIM Jennison Energy Infrastructure Fund and all references to PGIM Jennison MLP Fund are hereby changed to PGIM Jennison Energy Infrastructure Fund.

2.The section entitled “Investment, Risks and Performance – Principal Investment Strategies” is deleted and replaced with the following:

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its investable assets in U.S. and non-U.S. securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations (“C-Corps”). Energy infrastructure companies are companies that generally own and operate assets that are used in the energy and utilities sectors, including those used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operating, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (including renewables), or that provide energy related equipment or services.

The Fund generally relies on the Global Industry Classification Standard (“GICS”) published by Standard & Poor’s (“S&P”), as it may be amended from time to time, in determining sector classifications. S&P classifies companies quantitatively and qualitatively. Each company is assigned a single GICS classification according to its principal business activity. S&P uses revenues as a key factor in determining a firm's principal business activity. Earnings and market, however, are also recognized as important and relevant information for classification purposes. The Fund may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs that qualify.

The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations;

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institutional units (“I-Units”) issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial interest ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles including but not limited to exchange-traded funds and/or mutual funds and exchange-traded products (“ETPs”), that provide exposure to MLP investments or have economic characteristics similar to MLP investments.

In deciding which stocks to buy, the subadviser relies on proprietary fundamental research, focused on the discovery of quality companies with predictable and sustainable cash flows. In narrowing the investment universe, the investment team compares prospective candidates’ competitive positioning, including strategically located assets; distribution coverage ratios; organic growth opportunities; expected dividend or distribution growth; the quality of the management team; balance sheet strength; and the support of the general partner. Valuation and the investment’s degree of liquidity factor into the portfolio managers’ decision calculus, as well.

The team also monitors wider industry dynamics and interacts continually with the subadviser’s Natural Resources investment professionals to gain insights into emerging trends, such as the anticipation of an acceleration or reduction in production of particular oil and gas assets or a shift in regulatory or tax policy, which could affect potential or current positions.

The Fund’s investments may include equity and equity-related securities, including common stocks; nonconvertible preferred stocks; convertible securities—like bonds, corporate notes and preferred stocks—that can convert into the company’s common stock, the cash value of common stock, or some other equity security; American Depositary Receipts (“ADRs”); American Depositary Shares (“ADSs”) and other similar receipts or shares, in both listed and unlisted form and other similar securities; warrants and rights that can be exercised to obtain stocks; equity securities of real estate investment trusts (“REITs”); investments in various types of business ventures, including partnerships and joint ventures; and similar securities.

The Fund intends to be taxed as a regulated investment company (“RIC”) rather than a “C” corporation, beginning with the tax year which runs from December 1, 2024 through November 30, 2025, and comply with all RIC-related restrictions including limiting its investments in qualified publicly-traded partnerships to 25%, thereby avoiding taxation as a “C” corporation under the Internal Revenue Code.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it can invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

3.Footnote 2 to the Annual Fund Operating Expenses table within the section titled “Fund Summary – Fund Fees and Expenses” is deleted and replaced with the following:

(2) PGIM Investments LLC (“PGIM Investments”) has contractually agreed, through March 31, 2026, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to March 31, 2026 without the prior approval of the Fund’s Board of Trustees.

4.The section entitled “Investment, Risks and Performance – Principal Risks” is revised, with the sub- sections entitled “Fund Structure Risk” and “Tax Estimation/NAV Risk” deleted and replaced with the following:

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Tax Transition Risk. Because of the Fund’s investments in MLPs, it has historically not been eligible to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). However, beginning with the tax year which runs from December 1, 2024 through November 30, 2025, the Fund intends to invest in a manner consistent with, and otherwise comply with, the requirements to allow it to elect to be treated as a RIC, thereby avoiding taxation as a C-Corp under the Internal Revenue Code. As a RIC beginning with the tax year which runs from December 1, 2024 through November 30, 2025, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In order to meet the tax requirements applicable to a RIC, the Fund will, beginning with February 28, 2025, the end of the first quarter of its first taxable year as a RIC, and as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships (generally defined as partnerships whose interests are publicly traded and that would not meet the source-of-income-requirements applicable to RICs). The Fund may be required to dispose of all or a portion of certain of its MLP investments in order to comply with the asset diversification tests required to qualify as a RIC. Such dispositions, if made during the Fund’s first taxable year as a RIC, could result in more taxable income to you than would otherwise be anticipated during the tax year. However, as discussed below, the Fund intends to recognize all of its net unrealized built-in gain in the current tax year in connection with the election to become a RIC. If the Fund recognizes a net gain as a result of the below election, the basis of the assets in the hands of the RIC will be adjusted to fair market value, which would reduce the amount of capital gains that would arise as a result of any such dispositions.

A C-Corp that elects to be treated as a RIC will incur a tax at the RIC level on its net built-in gain, measured at the time of the election, to the extent that it sells its built-in gain assets during a specified recognition period after the election, unless the C-Corp makes or is treated as making a “deemed sale election” to recognize net unrealized gains (but not net unrealized losses) as of the end of its last taxable year as a C-Corp. The Fund expects to make such a deemed sale election. Such election is irrevocable. As a result of this election, the Fund will be treated as if it sold its assets at fair market value at the end of the day on November 30, 2024 and will pay corporate level tax on any net built-in gain, provided that the Fund will be entitled to net operating losses and capital loss carryforwards to offset some of the taxable income generated as a result of this election. Because the Fund, as a C- Corp, has accrued a deferred tax liability for the future tax liability associated with the capital appreciation of its investments, payment of the taxes relating to the deemed sale election will not change the Fund’s NAV, but the Fund will need to raise the cash necessary to pay the tax due. Further, as a result of the deemed sale, the Fund may generate a significant amount of earnings and profits. The Fund will need to distribute the accumulated earnings and profits generated as a C-Corp, including the earnings and profits generated as a result of the deemed sale election, to investors in the first taxable year that the Fund is treated as RIC. This distribution will be treated as qualified dividend income, which for non-corporate shareholders is taxed at preferential rates. The amount of dividend income you receive as a result of the Fund electing to be treated as RIC may be in excess of an ordinary course annual distribution from the Fund. To the extent you choose to reinvest your dividends, you will have a tax liability with no corresponding receipt of cash from the Fund to pay such liability. You should ensure you have sufficient cash flow from other sources to pay all tax liabilities resulting from a distribution from the Fund before choosing to reinvest your dividends.

5.The section entitled “Investment, Risks and Performance – Principal Risks” is revised to include the following:

Infrastructure Companies Risk. Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences than securities of companies in other industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown, surplus capacity, technological changes, casualty losses, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the

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effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

Infrastructure companies may also be affected by or subject to:

•regulation by various government authorities, including regulation of rates charged to customers;

•service interruption due to environmental, operational or other mishaps as well as political and social unrest;

•the imposition of special tariffs and changes in tax laws and accounting standards; and

•general changes in market sentiment towards the assets of infrastructure companies.

6.The section entitled “Tax Information” is deleted and replaced with the following:

The Fund intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

As a regulated investment company, the Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

7.The section entitled “Glossary - Fund Indices - Alerian MLP Index” is updated to include the following:

Alerian Midstream Energy Select Index. The Alerian Midstream Energy Select Index is a broad- based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities.

SAI Changes:

1.The Fund’s name is changed to PGIM Jennison Energy Infrastructure Fund and all references to PGIM Jennison MLP Fund are hereby changed to PGIM Jennison Energy Infrastructure Fund.

2.The section entitled “Tax, Dividends and Distributions” is revised, and to the extent inconsistent with deleted and replaced, with the following:

The Fund intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

As a regulated investment company, the Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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